UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

POST PROPERTIES, INC.

POST APARTMENT HOMES, L.P.

(Exact name of Registrant as Specified in Its Charter)

Georgia (Post Properties, Inc.) Georgia (Post Apartment Homes, L.P.)	1-12080 (Post Properties, Inc.) 0-28226 (Post Apartment Homes, L.P.)	58-1550675 (Post Properties, Inc.) 58-2053632 (Post Apartment Homes, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4401 Northside Parkway, Suite 800, Atlanta, Georgia		30327
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

On November 10, 2016, Post Properties, Inc., a Georgia corporation (the “Company”) held a special meeting of its shareholders (the “Special Meeting”). There were 53,508,995 shares of common stock, par value $0.01 per share, of the Company (“Stock”) issued, outstanding and entitled to vote at the meeting as of September 26, 2015 (the record date for the Special Meeting) and there were 47,135,584 shares of Stock represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the Company’s definitive joint proxy statement/prospectus that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2016 and first mailed to the Company’s shareholders on or about October 3, 2016, is set forth below:

Proposal 1: Approval of the Merger Agreement:

The Company’s shareholders approved that certain Agreement and Plan of Merger, dated as of August 15, 2016 (the “Merger Agreement”), by and among Mid-America Apartment Communities, Inc. (“MAA”), Mid-America Apartments, L.P. (“MAA LP”), the Company, Post GP Holdings, Inc. and Post Apartment Homes, L.P. (“Post LP”), pursuant to which, among other things, the Company will be merged with and into MAA, with MAA being the surviving entity (the “Parent Merger”), and the other transactions contemplated by the Merger Agreement. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,554,584.17	53,861.91	527,138	0

Proposal 2: Approval, on an Advisory (Non-Binding) Basis, of Compensation Payable in Connection with the Parent Merger:

The Company’s shareholders approved, on an advisory (non-binding) basis, compensation payable to certain executive officers of the Company in connection with the Parent Merger. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions” and “Broker Non-Votes”:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
45,842,336.98	708,785.14	584,461.96	0

Proposal 3: Adjournment:

The Company’s shareholders approved one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of approval and adoption of the Merger Agreement and the Parent Merger, but this proposal was not necessary following approval of the Merger Agreement proposal.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
42,093,838.18	4,520,373.06	521,372.83	0

Item 8.01.	Other Events.

On November 10, 2016, MAA exercised its rights under the Merger Agreement to set the expected closing date for the Mergers. In connection with the exercise of these rights, MAA and the Company each acknowledged the satisfaction and irrevocable waiver of a number of the closing conditions for the Mergers and waived their rights to terminate the Merger Agreement after November 10, 2016, subject to certain limited exceptions. The Parent Merger and the merger of Post LP with and into MAA LP, with MAA LP continuing as the surviving entity (the “Partnership Merger” and together with the Parent Merger, the “Mergers”) are expected to close on December 1, 2016, subject to the satisfaction of certain limited conditions set forth in the Merger Agreement related to the absence of (i) an SEC action related to that certain Registration Statement on Form S-4 (File No. 333-213591) filed by MAA with the SEC on September 12, 2016, as amended (the “Form S-4”), (ii) an injunction or other order preventing the consummation of the Mergers and (iii) a willful breach of the Merger Agreement by the other party or its affiliates.

The foregoing description of the MAA parties’ and the Company parties’ obligations is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form S-4.

On November 10, 2016, the Company issued a press release announcing, among other things, the results of the Special Meeting, the setting of the expected closing date for the Mergers and the satisfaction and waiver of a number of the closing conditions for the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1     Press Release, dated November 10, 2016.

Forward Looking Statements

Certain statements made in this Current Report on Form 8-K, and other written or oral statements made by or on behalf of the Company or MAA, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which MAA and the Company operate and beliefs of, and assumptions made by, MAA management and the Company management and involve uncertainties that could significantly affect the financial results of MAA, the Company or MAA after the effective time of the Parent Merger (the “Combined Corporation”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the Mergers, including future financial and operating results of the Combined Corporation, and the Combined Corporation’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that MAA and the Company expect or anticipate will occur in the future—including statements relating to expected synergies, improved liquidity and balance sheet strength—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to:

•	each of MAA’s and the Company’s success, or the success of the Combined Corporation, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions, developments or other investments;

•	changes in national, regional and local economic climates, including changes in conditions affecting ownership of residential real estate and general conditions in the multifamily residential real estate market;

•	changes in financial markets and interest rates, or to the business or financial condition of MAA, the Company or the Combined Corporation or their respective businesses;

•	the nature and extent of future competition;

•	each of MAA’s and the Company’s ability, or the ability of the Combined Corporation, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due;

•	the ability and willingness of MAA, the Company and the Combined Corporation to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations;

•	availability to MAA, the Company and the Combined Corporation of financing and capital;

•	each of MAA’s and the Company’s ability, or the ability of the Combined Corporation, to deliver high quality properties and services, to attract and retain qualified personnel and to attract and retain residents and other tenants;

•	the impact of any financial, accounting, legal or regulatory issues that may affect MAA, the Company or the Combined Corporation;

•	the outcome of any legal proceedings or enforcement matters that may be instituted against MAA, the Company or the Combined Corporation relating to the Parent Merger or the Partnership Merger, pursuant to the terms of the Merger Agreement;

•	risks associated with the companies’ ability to consummate the Mergers, the timing of the closing of the Mergers and unexpected costs or unexpected liabilities that may arise from the Mergers, whether or not consummated;

•	disruption in key business activities, including disruption of management’s attention from MAA’s or the Company’s ongoing business operations due to the Mergers or any impact on MAA’s or the Company’s relationships with third parties as a result of the announcement of the Mergers;

•	potential difficulties in employee retention as a result of the pendency of the Mergers;

•	risks associated with the Mergers, including the integration of the companies’ businesses and achieving expected revenue synergies or cost savings as a result of the Mergers; and

•	those additional risks and factors discussed in reports filed with the SEC, by MAA and the Company from time-to-time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q.

Should one or more of the risks or uncertainties described above or elsewhere in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue. Except where required by applicable law, the Company does not undertake any duty to update any forward-looking statements appearing in this Current Report on Form 8-K, including any documents incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2016	POST PROPERTIES, INC.

	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

POST APARTMENT HOMES, L.P.

	By:	POST GP HOLDINGS, INC.,
As General Partner

	By:	/s/ David P. Stockert
David P. Stockert
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated November 10, 2016.